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                                                As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                                Registration No. 033-32569


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT ONE
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                   SUPPLEMENT TO THE ICAP II VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 1, 2003

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THE FOLLOWING REPLACES THE EXPENSES SECTION ON PAGE 4 OF THE PROSPECTUS:

         EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for five complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE AND CONTRACT CHARGES in the prospectus.

THE FOLLOWING REPLACES THE CONTRACT MAINTENANCE FEE SECTION ON PAGE 5 OF THE
PROSPECTUS:

         CONTRACT MAINTENANCE FEE ....................  $30

Date:  June 4, 2003


                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.
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